SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2003

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

201 Isabella Street, Pittsburgh, Pennsylvania		15212-5858

(Address of Principal Executive Offices)		(Zip Code)

Office of Investor Relations	212-836-2674
Office of the Secretary	412-553-4707

(Registrant’s telephone number, including area code)

Item 9. REGULATION FD DISCLOSURE.
SIGNATURES
INDEX TO EXHIBITS
EX-99 PRESS RELEASE

Item 9. REGULATION FD DISCLOSURE.

     The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

     On April 4, 2003, Alcoa Inc. issued a press release announcing its earnings for the first quarter of 2003. A copy of the press release is attached hereto as Exhibit 99.

     Exhibits

          99      Press release, dated April 4, 2003, issued by Alcoa Inc.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

	By:	/s/ Lawrence R. Purtell

Lawrence R. Purtell
Executive Vice President and
General Counsel

Dated: April 4, 2003

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INDEX TO EXHIBITS

Exhibit No.	Description

99	Press release, dated April 4, 2003, issued by Alcoa Inc.

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